    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 3, 1998


                                                 SECURITIES ACT FILE NO. 2-77068
                                        INVESTMENT COMPANY ACT FILE NO. 811-3450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 19                      [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 21                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                        MERRILL LYNCH PHOENIX FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            800 SCUDDERS MILL ROAD,

                          PLAINSBORO, NEW JERSEY 08536

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (609) 282-2800

                                 ARTHUR ZEIKEL
                        MERRILL LYNCH PHOENIX FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:


         MICHAEL J. HENNEWINKEL, ESQ.                      COUNSEL FOR THE FUND:
             MERRILL LYNCH ASSET                              BROWN & WOOD LLP
               MANAGEMENT, L.P.                            ONE WORLD TRADE CENTER
                P.O. BOX 9011                             NEW YORK, NY 10048-0557
           PRINCETON, NJ 08543-9011                      ATTN: THOMAS R. SMITH, JR.


                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

               [X] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

               [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------

 TITLE OF SECURITIES BEING REGISTERED:  Shares of Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS

NOVEMBER 3, 1998


                        MERRILL LYNCH PHOENIX FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Phoenix Fund, Inc. (the "Fund") is a diversified, open-end investment company seeking long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuer. The investment policy of the Fund is based upon the belief that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. There can be no assurance that the objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12. Investment in the Fund is speculative and involves a high degree of risk and is designed for investors who do not require current income and who can afford the accompanying risk. See "Special Considerations."


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.


     Shares may be purchased directly from Merrill Lynch Funds Distributor (the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD") P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Financial Data Services, Inc. ("FDS" or the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                            ------------------------

     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 3, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------
                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER


                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                CLASS A(a)                 CLASS B(b)                CLASS C    CLASS D
                                                ----------                 ----------                -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price).......    5.25%(c)                    None                     None      5.25%(c)
  Sales Charge Imposed on Dividend
    Reinvestments.............................     None                       None                     None       None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower).............  None(d)           4.0% during the first year,        1.0% for   None(d)
                                                              decreasing 1.0% annually thereafter      one
                                                                to 0.0% after the fourth year(e)     year(f)
  Exchange Fee................................     None                       None                     None       None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(g).................    0.99%                      0.99%                    0.99%      0.99%
  12b-1 Fees(h):
    Account Maintenance Fees..................     None                      0.25%                    0.25%      0.25%
    Distribution Fees.........................     None                      0.75%                    0.75%       None
                                                               (Class B shares convert to Class D
                                                                   shares automatically after
                                                              approximately eight years and cease
                                                              being subject to distribution fees)
Other Expenses
    Shareholder Servicing Costs(i)............    0.18%                      0.21%                    0.22%      0.19%
    Other.....................................    0.07%                      0.06%                    0.06%      0.08%
                                                --------                     -----                    -----     ------
      Total Other Expenses....................    0.25%                      0.27%                    0.28%      0.27%
                                                --------                     -----                    -----     ------
Total Fund Operating Expenses.................    1.24%                      2.26%                    2.27%      1.51%
                                                --------                     -----                    -----     ------
                                                --------                     -----                    -----     ------


---------------


(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and participants in certain fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 22 and "Shareholder Services -- Fee-Based Programs" -- page 34.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 24.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D
    Shares" -- page 22.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Shareholder Services -- Fee-Based Programs" -- page 34.


(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 34.


(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 34.


(g) See "Management of the Fund-Management and Advisory Arrangements" -- page
    17.


(h) See "Purchase of Shares -- Distribution Plans" -- page 27.


(i) See "Management of the Fund -- Transfer Agency Services" -- page 19.

EXAMPLE:


                                                   CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                   --------------------------------------------
                                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                   -------    --------    --------    ---------
An investor would pay the following expenses on a
  $1,000 investment including the maximum $52.50
  initial sales charge (Class A and Class D
  shares only) and assuming (1) the Total Fund
  Operating Expenses for each class set forth on
  page 2, (2) a 5% annual return throughout the
  periods and (3) redemption at the end of the
  period:
     Class A.....................................    $64        $90         $117        $195
     Class B.....................................    $63        $91         $121        $241*
     Class C.....................................    $33        $71         $122        $261
     Class D.....................................    $67        $98         $131        $223
An investor would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of the period:
     Class A.....................................    $64        $90         $117        $195
     Class B.....................................    $23        $71         $121        $241*
     Class C.....................................    $23        $71         $122        $261
     Class D.....................................    $67        $98         $131        $223


---------------
* Assumes conversion to Class D shares approximately eight years after purchase.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their Shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"). Funds advised by MLAM 3 or FAM that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

------------------------------------------------------------------------------------------------------------
                                                ACCOUNT
                                              MAINTENANCE       DISTRIBUTION             CONVERSION
   CLASS            SALES CHARGE(1)               FEE               FEE                   FEATURE
------------------------------------------------------------------------------------------------------------
     A        Maximum 5.25% initial sales          No                No                      No
                      charge(2)(3)
------------------------------------------------------------------------------------------------------------
     B           CDSC for a period of 4          0.25%             0.75%            B shares convert to
                         years,                                                    D Shares automatically
                at a rate of 4.0% during                                            after approximately
               the first year, decreasing                                              eight years(5)
                          1.0%
                  annually to 0.0%(4)
------------------------------------------------------------------------------------------------------------
     C         1.0% CDSC for one year(6)         0.25%             0.75%                     No
------------------------------------------------------------------------------------------------------------
     D           Maximum 5.25% initial           0.25%               No                      No
                    sales charge(3)
------------------------------------------------------------------------------------------------------------

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(Footnotes continued on next page)

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.


Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
         Shares -- Conversion of Class B Shares to Class D Shares."


Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans and participants in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The Financial Highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.


                                                                                          CLASS A
                                                         --------------------------------------------------------------------------
                                                                                FOR THE YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------------------
                                                          1998+      1997+      1996+      1995+       1994       1993       1992
Increase (Decrease) in Net Asset Value:                  --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  15.32   $  13.37   $  13.44   $  13.31   $  13.75   $  11.40   $  11.13
                                                         --------   --------   --------   --------   --------   --------   --------
 Investment income -- net..............................       .12        .10        .13        .17        .03        .02        .06
 Realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net.................      1.33       3.46        .51       1.47       1.18       3.06       1.34
                                                         --------   --------   --------   --------   --------   --------   --------
Total from investment operations.......................      1.45       3.56        .64       1.64       1.21       3.08       1.40
                                                         --------   --------   --------   --------   --------   --------   --------
Less dividends and distributions:
 Investment income -- net..............................      (.11)      (.06)      (.13)      (.11)        --       (.03)      (.09)
 Realized gain on investments -- net...................     (3.17)     (1.55)      (.58)     (1.40)     (1.65)      (.70)     (1.04)
                                                         --------   --------   --------   --------   --------   --------   --------
Total dividends and distributions......................     (3.28)     (1.61)      (.71)     (1.51)     (1.65)      (.73)     (1.13)
                                                         --------   --------   --------   --------   --------   --------   --------
Net asset value, end of year...........................  $  13.49   $  15.32   $  13.37   $  13.44   $  13.31   $  13.75   $  11.40
                                                         ========   ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     10.98%     29.78%      4.78%     13.91%      9.36%     28.96%     14.54%
                                                         ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................      1.24%      1.26%      1.24%      1.31%      1.22%      1.25%      1.35%
                                                         ========   ========   ========   ========   ========   ========   ========
Expenses...............................................      1.24%      1.26%      1.24%      1.31%      1.22%      1.25%      1.35%
                                                         ========   ========   ========   ========   ========   ========   ========
Investment income -- net...............................       .83%       .77%       .92%      1.40%       .48%       .28%       .60%
                                                         ========   ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $283,005   $301,936   $279,351   $286,258   $255,856   $197,995   $140,323
                                                         ========   ========   ========   ========   ========   ========   ========
Portfolio turnover.....................................     81.20%     81.46%     87.66%     70.36%     63.95%     67.57%     79.68%
                                                         ========   ========   ========   ========   ========   ========   ========

                                                                    CLASS A
                                                         ------------------------------
                                                          FOR THE YEAR ENDED JULY 31,
                                                         ------------------------------
                                                           1991       1990       1989
Increase (Decrease) in Net Asset Value:                  --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  12.37   $  13.41   $  13.55
                                                         --------   --------   --------
 Investment income -- net..............................       .23        .37        .52
 Realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net.................       .55       (.47)      1.46
                                                         --------   --------   --------
Total from investment operations.......................       .78       (.10)      1.98
                                                         --------   --------   --------
Less dividends and distributions:
 Investment income -- net..............................      (.40)      (.51)      (.33)
 Realized gain on investments -- net...................     (1.62)      (.43)     (1.79)
                                                         --------   --------   --------
Total dividends and distributions......................     (2.02)      (.94)     (2.12)
                                                         --------   --------   --------
Net asset value, end of year...........................  $  11.13   $  12.37   $  13.41
                                                         ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     10.35%      (.93%)    17.48%
                                                         ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................      1.42%      1.32%      1.22%
                                                         ========   ========   ========
Expenses...............................................      1.42%      1.32%      1.35%
                                                         ========   ========   ========
Investment income -- net...............................      2.22%      2.77%      4.60%
                                                         ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $132,623   $151,027   $179,839
                                                         ========   ========   ========
Portfolio turnover.....................................     72.12%     54.98%     43.45%
                                                         ========   ========   ========


---------------

+ Based on average shares outstanding.


* Total investment returns exclude the effects of sales loads.

                                                                                    CLASS B
                                                   --------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED JULY 31,
                                                   --------------------------------------------------------------------------
                                                    1998+      1997+      1996+      1995+      1994+       1993       1992
Increase (Decrease) in Net Asset Value:            --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $  14.82   $  12.99   $  13.12   $  13.02   $  13.46   $  11.25   $  11.04
                                                   --------   --------   --------   --------   --------   --------   --------
 Investment income (loss) -- net................       (.03)      (.03)      (.01)       .04       (.07)      (.02)      (.05)
 Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...........................       1.28       3.35        .50       1.45       1.11       2.93       1.33
                                                   --------   --------   --------   --------   --------   --------   --------
Total from investment operations................       1.25       3.32        .49       1.49       1.04       2.91       1.28
                                                   --------   --------   --------   --------   --------   --------   --------
Less dividends and distributions:
 Investment income -- net.......................       (.01)        --       (.04)      (.02)        --         --       (.03)
 Realized gain on investments -- net............      (3.13)     (1.49)      (.58)     (1.37)     (1.48)      (.70)     (1.04)
                                                   --------   --------   --------   --------   --------   --------   --------
Total dividends and distributions...............      (3.14)     (1.49)      (.62)     (1.39)     (1.48)      (.70)     (1.07)
                                                   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period..................   $  12.93   $  14.82   $  12.99   $  13.12   $  13.02   $  13.46   $  11.25
                                                   ========   ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............       9.84%     28.48%      3.67%     12.83%      8.21%     27.66%     13.35%
                                                   ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................       2.26%      2.29%      2.26%      2.34%      2.24%      2.27%      2.37%
                                                   ========   ========   ========   ========   ========   ========   ========
Expenses........................................       2.26%      2.29%      2.26%      2.34%      2.24%      2.27%      2.37%
                                                   ========   ========   ========   ========   ========   ========   ========
Investment income (loss) -- net.................       (.18%)     (.26%)     (.11%)      .37%      (.51%)     (.73%)     (.46%)
                                                   ========   ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........   $286,396   $337,022   $381,808   $414,886   $362,129   $209,534   $104,313
                                                   ========   ========   ========   ========   ========   ========   ========
Portfolio turnover..............................      81.20%     81.46%     87.66%     70.36%     63.95%     67.57%     79.68%
                                                   ========   ========   ========   ========   ========   ========   ========

                                                            CLASS B
                                                  ----------------------------
                                                  FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------
                                                   1991      1990      1989++
Increase (Decrease) in Net Asset Value:           -------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............  $ 12.26   $ 13.32   $  11.96
                                                  -------   -------   --------
 Investment income (loss) -- net................      .11       .22        .34
 Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...........................      .56      (.44)      1.25
                                                  -------   -------   --------
Total from investment operations................      .67      (.22)      1.59
                                                  -------   -------   --------
Less dividends and distributions:
 Investment income -- net.......................     (.27)     (.41)      (.14)
 Realized gain on investments -- net............    (1.62)     (.43)      (.09)
                                                  -------   -------   --------
Total dividends and distributions...............    (1.89)     (.84)      (.23)
                                                  -------   -------   --------
Net asset value, end of period..................  $ 11.04   $ 12.26   $  13.32
                                                  =======   =======   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............     9.14%    (1.86%)    13.56%#
                                                  =======   =======   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................     2.45%     2.36%      2.30%
                                                  =======   =======   ========
Expenses........................................     2.45%     2.36%      2.37%*
                                                  =======   =======   ========
Investment income (loss) -- net.................     1.19%     1.74%      4.11%*
                                                  =======   =======   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........  $79,848   $92,700   $109,003
                                                  =======   =======   ========
Portfolio turnover..............................    72.12%    54.98%     43.45%
                                                  =======   =======   ========


---------------

 * Annualized.
** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

 + Based on the average shares outstanding.

++ Class B shares commenced operations on October 21, 1988.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                            CLASS C++                                   CLASS D++
                                            -----------------------------------------   -----------------------------------------
                                                                            FOR THE                                     FOR THE
                                                                            PERIOD                                      PERIOD
                                                   FOR THE YEAR           OCTOBER 21,          FOR THE YEAR           OCTOBER 21,
                                                  ENDED JULY 31,           1994+ TO           ENDED JULY 31,           1994+ TO
                                            ---------------------------    JULY 31,     ---------------------------    JULY 31,
                                             1998      1997      1996        1995        1998      1997      1996        1995
Increase (Decrease) in Net Asset Value:     -------   -------   -------   -----------   -------   -------   -------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....   $ 14.72   $ 12.92   $ 13.07     $ 12.31     $ 15.29   $ 13.35   $ 13.43     $ 12.57
                                            -------   -------   -------     -------     -------   -------   -------     -------
 Investment income (loss) -- net.........      (.03)     (.04)     (.02)        .03         .08       .07       .09         .11
 Realized and unrealized gain on
   investments and foreign currency
   transactions -- net...................      1.29      3.33       .51        1.21        1.33      3.45       .51        1.25
                                            -------   -------   -------     -------     -------   -------   -------     -------
Total from investment operations.........      1.26      3.29       .49        1.24        1.41      3.52       .60        1.36
                                            -------   -------   -------     -------     -------   -------   -------     -------
Less dividends and distributions:
 Investment income -- net................      (.02)       --      (.06)       (.05)       (.09)     (.04)     (.10)       (.07)
 Realized gain on investments -- net.....     (3.13)    (1.49)     (.58)       (.43)      (3.16)    (1.54)     (.58)       (.43)
                                            -------   -------   -------     -------     -------   -------   -------     -------
Total dividends and distributions........     (3.15)    (1.49)     (.64)       (.48)      (3.25)    (1.58)     (.68)       (.50)
                                            -------   -------   -------     -------     -------   -------   -------     -------
Net asset value, end of period...........   $ 12.83   $ 14.72   $ 12.92     $ 13.07     $ 13.45   $ 15.29   $ 13.35     $ 13.43
                                            =======   =======   =======     =======     =======   =======   =======     =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......      9.90%    28.39%     3.69%      10.99%#     10.70%    29.44%     4.50%      11.72%#
                                            =======   =======   =======     =======     =======   =======   =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................      2.27%     2.30%     2.27%       2.39%*      1.51%     1.52%     1.48%       1.60%*
                                            =======   =======   =======     =======     =======   =======   =======     =======
Investment income (loss) -- net..........      (.19%)    (.27%)    (.12%)       .34%*       .59%      .54%      .67%       1.11%*
                                            =======   =======   =======     =======     =======   =======   =======     =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................   $11,316   $14,448   $15,821     $11,775     $89,691   $85,409   $48,873     $36,388
                                            =======   =======   =======     =======     =======   =======   =======     =======
Portfolio turnover.......................     81.20%    81.46%    87.66%      70.36%      81.20%    81.46%    87.66%      70.36%
                                            =======   =======   =======     =======     =======   =======   =======     =======


---------------

 * Annualized.
** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

 + Commencement of operations.


++ Based on the average shares outstanding.

                             SPECIAL CONSIDERATIONS

FINANCIAL AND MARKET RISKS

     The Fund may invest in companies or institutions that have substantial capital needs or negative net worth or that are involved in bankruptcy or reorganization proceedings. The Fund may also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Investments of this type involve a high degree of financial and market risks that can result in substantial or at times even total losses. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the conditions of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

DISPOSITION OF PORTFOLIO SECURITIES

     It is anticipated that many of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for the securities. As a result, the Fund may experience time delays and incur costs and possible losses in connection with the sale of such securities. In addition, through service on creditors' committees or in other special situations the Fund may gain access to information which would preclude it from trading in particular portfolio securities. Accordingly, it would under certain circumstances be difficult for the Fund to meet redemptions. The Fund may, when management deems it appropriate, maintain a reserve in liquid assets which it considers adequate to meet anticipated redemptions. In addition, the Fund will have limited authority to borrow amounts up to 20% of its total assets as a temporary measure to meet redemptions. The shares of the Fund may be redeemed at any time at their next determined net asset value. See "Redemption of Shares". In light of the types of securities in which the Fund invests, the Fund is not an appropriate investment for investors seeking liquidity or short-term profits.

SUITABILITY


     The economic benefit from an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on securities involving a high degree of financial and market risks, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such speculative securities, including the risk of a loss of principal.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers. The investment objective of the Fund is based upon the belief that the pricing mechanism of the securities markets lacks perfect efficiency so that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. The investment objective of the Fund described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of financial and market risk that can result in substantial or at times even total losses. The Fund may invest in companies or institutions that have substantial capital needs or negative net worth, or that are involved in bankruptcy or reorganization proceedings. The Fund will also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the condition of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

     The Fund expects to invest in securities of issuers that are encountering a variety of financial or earnings problems and representing distinct types of risk. The Fund's investments in equity or fixed income securities of companies or institutions in weak financial condition may include issuers with substantial capital needs or negative net worth or issuers that are, have been or may become involved in bankruptcy or reorganization proceedings. Issuers experiencing poor operating results may include companies whose earnings have been severely depressed by periods of unfavorable operating conditions or which face special competitive or product obsolescence problems. Issuers with poor operating results will not necessarily be in weak financial condition.

     The Fund may invest in high yield bonds. High yield bonds, commonly referred to as "junk bonds," are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior securityholders. In an effort to minimize the risk of issuer default or bankruptcy, the Fund diversifies its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn. The Fund has no prescribed limit on the ratings of the high yield bonds in which it may invest. It is conceivable that a considerable portion of such bonds could be rated Caa, Ca or C by

Moody's Investors Service, Inc. or CCC, CC or C by Standard & Poor's ("Standard & Poor"). Such ratings indicate the presence of speculative elements with respect to the payment of principal or interest, or the imminent possibility or existence of a default.


     High yield bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Fund receives for its high yield bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's securities than in the case of securities trading in a more liquid market.


     The table below shows the dollar-weighted market value, by Standard & Poor's rating category, of the bonds held by the Fund at July 31, 1998:



                                                              % TOTAL
                           RATING                             ASSETS
                           ------                             -------
B...........................................................    1.26%
CCC.........................................................    2.23
C...........................................................     .48
D...........................................................    6.57
Not Rated*..................................................    2.22
                                                               -----
                                                               12.76%
                                                               =====


---------------


* Bonds which are not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Investment Adviser believes that 1.5% are of comparable quality to bonds rated B, .72% are of comparable quality to bonds rated CCC, and 0% are of comparable quality to bonds rated D. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's if it were to rate the securities.


     For a description of the above referenced ratings, see the appendix to the Prospectus. The Fund has established no rating criteria for the fixed income securities in which it may invest and such securities may not be rated at all for creditworthiness. The above percentages are as of its most recent fiscal year; the rating composition of the portfolio will change over time.

     The Fund may also invest in fixed income securities issued by states, municipalities, local governments and their agencies and authorities whose interest is exempt from Federal income taxes. The Fund has established no rating criteria for such fixed income securities. The prices of such tax-exempt securities may be depressed for a variety of financial or political reasons, such as concern as to the fiscal integrity of the issuer and pending litigation or legislation that may affect future revenues of the issuer. Although the Fund may receive tax-exempt income on such securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment.

     The Fund may invest up to 20% of its total assets in equity and fixed income securities of foreign issuers in weak financial condition or experiencing poor operating results. In addition to the risks inherent in investing in troubled issuers, investments in securities of foreign issuers involve certain other risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries are subject to different economic, financial, political and social factors.


     Certain European countries have agreed to enter into the European Economic and Monetary Union ("EMU") in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro, and, thereafter, will be listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:



          - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility, and other disruptions of the markets could occur.



          - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example, if securities redenominated in euros are transferred back into that country's national currency.



          - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the Investment Adviser, the Fund's other service providers, or entities with which the Fund or its service providers do business do not properly address this issue prior to euro conversion over the first weekend of 1999 (January 1 through January 3). These issues may negatively affect the operations of the companies the Fund invests in as well.


     The Investment Adviser is responsible for the management of the Fund's portfolio and makes portfolio decisions based upon its own research analysis supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that many of the portfolio securities may have less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research and economic research facilities of Merrill Lynch. However, it may at times be difficult to obtain information with respect to the types of securities in which the Fund invests.

     The portfolio securities of the Fund may not be widely traded. In order to facilitate redemption of Fund shares, the Fund reserves the right to hold, when management deems it appropriate, United States Government and Government agency securities, bank money instruments, commercial paper and other money market securities or cash in an amount it considers adequate to meet redemptions.

     The Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     The Board of Directors carefully monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


     From time to time, the Fund may invest in securities the disposition of which is subject to legal restrictions imposed by the Securities Act of 1933, as amended (the "Securities Act"), such as on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, the Fund may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.


     Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental restriction, the Fund may not borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. As a non-fundamental policy, the Fund will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid.

     Investment in Foreign Issuers. It is anticipated that in the immediate future, the Fund will invest not more than 25% of its total assets in the securities of foreign issuers. Nevertheless, investors should note that investment in securities of foreign issuers involves risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic development and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments.

     Lending of Portfolio Securities. The Fund may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in amounts equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund.

     Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. In return for the premium income realized from the sale of covered call options, the Fund will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write options on underlying securities exceeding 15% of its total assets, taken at market value.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- Chairman of the Investment Adviser and its affiliate
        MLAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.



     JOE GRILLS -- Member of the Committee of Investment of Employee Benefit
        Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund, the

        Howard Hughes Medical Institute and the Virginia Retirement System; Director and Vice Chairman, Duke Management Company; Director, LaSalle Street Fund and Kimco Realty Corporation; Director of Hotchkis and Wiley Mutual Funds.


     WALTER MINTZ -- Special Limited Partner of Cumberland Associates
        (investment partnership).


     ROBERT S. SALOMON, JR. -- Principal of STI Management (investment adviser);
        Trustee of The Common Fund.


     MELVIN R. SEIDEN -- Director of Silbanc Properties, Ltd. (real estate, investments and consulting).


     STEPHEN B. SWENSRUD -- Chairman of Fernwood Advisors (investment adviser);
        Principal of Fernwood Associates (financial consultant).

---------------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The Merrill Lynch Asset Management Group (which includes the Investment Adviser) acts as the investment adviser to more than 100 registered investment companies and offers portfolio management services to individuals and institutions. As of September 1998, the Asset Management Group had a total of approximately $467.2 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Investment Adviser.



     The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"). The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio managers for the Fund who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly.


     The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The Investment Adviser has access to the total securities research and economic facilities of Merrill Lynch.

     Under the terms of the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. This fee is higher than that of many other mutual funds, but the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of securities in which the

Fund invests. For the fiscal year ended July 31, 1998, the Fund paid to the Investment Adviser a fee of $7,181,685 (based on average net assets of approximately $728.6 million).



     The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended July 31, 1998, the amount of such reimbursement was $134,288. For the fiscal year ended July 31, 1998, the ratio of total expenses to average net assets was 1.24%, 2.26%, 2.27% and 1.51% for Class A, Class B, Class C and Class D shares, respectively.



     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England. For the fiscal year ended July 31, 1998, the Investment Adviser did not pay any fees to MLAM U.K. pursuant to the sub-advisory agreement.



     Robert J. Martorelli is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Martorelli is a Senior Vice President of the Fund and has been a First Vice President of MLAM since 1997 and a Vice President from 1987 to 1997.


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended July 31, 1998, the total fee paid by the Fund to the Transfer Agent was $1,414,037.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of the Investment Adviser, MLAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase price is $1,000 and the minimum subsequent purchase is $50, except that (i) for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and (ii) for shareholders who are participants in certain fee-based programs, the minimum initial purchase is $250 and the minimum subsequent purchase is $50.


     The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis, depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange ("NYSE") (generally, 4:00 P.M., New York time) which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

------------------------------------------------------------------------------------------------------------------
                                                   ACCOUNT
                                                 MAINTENANCE       DISTRIBUTION              CONVERSION
   CLASS              SALES CHARGE(1)                FEE               FEE                    FEATURES
------------------------------------------------------------------------------------------------------------------
     A          Maximum 5.25% initial sales           No                No                       No
                       charge(2)(3)
------------------------------------------------------------------------------------------------------------------
     B         CDSC for a period of 4 years,        0.25%             0.75%         B shares convert to D Shares
               at a rate of 4.0% during the                                              automatically after
                first year, decreasing 1.0%                                         approximately eight years(5)
                    annually to 0.0%(4)
------------------------------------------------------------------------------------------------------------------
     C           1.0% CDSC for one year(6)          0.25%             0.75%                      No
------------------------------------------------------------------------------------------------------------------
     D          Maximum 5.25% initial sales         0.25%               No                       No
                         charge(3)
------------------------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans and certain fee-based programs were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                            SALES LOAD AS        DISCOUNT TO
                                                         SALES LOAD AS     PERCENTAGE* OF      SELECTED DEALERS
                                                         PERCENTAGE OF     THE NET AMOUNT      AS PERCENTAGE OF
AMOUNT OF PURCHASE                                       OFFERING PRICE       INVESTED        THE OFFERING PRICE
------------------                                       --------------    --------------     ------------------
Less than $25,000......................................       5.25%             5.54%                5.00%
$25,000 but less than $50,000..........................       4.75              4.99                 4.50
$50,000 but less than $100,000.........................       4.00              4.17                 3.75
$100,000 but less than $250,000........................       3.00              3.09                 2.75
$250,000 but less than $1,000,000......................       2.00              2.04                 1.80
$1,000,000 and over**..................................       0.00              0.00                 0.00

---------------

 * Rounded to the nearest one-hundredth percent.
** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A share purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.


     For the fiscal year ended July 31, 1998, the Fund sold 3,072,942 Class A shares for aggregate net proceeds to the Fund of $42,892,690. The gross sales charges for the sale of Class A shares of the Fund for the year were $25,889, of which $2,034 and $23,855 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1998, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended July 31, 1998, the Fund sold 1,131,275 Class D shares for aggregate net proceeds to the Fund of $15,753,197. The gross sales charges for the sale of Class D shares of the Fund for the year were $28,559, of which $1,809 and $26,750 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1998, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."

     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.


     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value to participants in the Merrill Lynch Blueprint(SM) Program.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) that are paid from the dealers' own funds. These expenses relate to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling such shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charge -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                     CLASS B
                                                                    CDSC AS A
                         YEAR SINCE                               PERCENTAGE OF
                          PURCHASE                                DOLLAR AMOUNT
                        PAYMENT MADE                            SUBJECT TO CHARGE
                        ------------                            -----------------
     0-1....................................................           4.0%
     1-2....................................................           3.0%
     2-3....................................................           2.0%
     3-4....................................................           1.0%
     4 and thereafter.......................................           0.0%


     For the fiscal year ended July 31, 1998, the Distributor received CDSCs of $244,931 with respect to redemption of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.


     The Class B CDSC is waived on redemptions of shares in certain circumstances in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC is also waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee AccessSM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs." For the fiscal year ended July 31, 1998, the Distributor received CDSCs of $2,715 with respect to redemption of Class C shares, all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.


     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. See "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended July 31, 1998, the Fund paid the Distributor $3,221,900 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $322.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1998, the Fund paid the Distributor $131,376 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $13.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1998, the Fund paid the Distributor $228,418 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $90.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.


     At December 31, 1997, for Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch, for the period since the commencement of operations of Class B shares, exceeded fully allocated accrual revenues for such period by approximately $386,000 (.13% of Class B net assets at that date).



     At December 31, 1997, for Class C shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch, for the period since the commencement of operations of Class C shares, exceeded fully allocated accrual revenues for such period by approximately $115,000 (.93% of Class C net assets at that date).



     With respect to Class B shares, as of July 31, 1998, direct cash revenues, for the period since commencement of operations, exceeded direct cash expenses by $16,434,799 (5.73% of Class B net assets at that date). With respect to Class C shares, as of July 31, 1998, direct cash revenues, for the period since commencement of operations, exceeded direct cash expenses by $317,760 (2.80% of Class C net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSCs). The Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee and any CDSCs will be paid to the Fund rather than to the Distributor, however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake

Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signatures on the notice must be guaranteed by a national bank or other bank which is a member of the Federal Reserve System (not a savings bank) or by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for purchase is received by the dealer prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC in the case of Class B shares). Securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto can be obtained from the Fund by calling the telephone number on the cover page of this Prospectus or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent showing any reinvestments of dividends and capital gains distributions, and any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestments of dividends and capital gains distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A shares or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds and Summit Cash Reserves Fund ("Summit"), a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.


     Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.


     Class A and Class D shares are exchangeable for Class A shares of, and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of MLAM-advised mutual funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of MLAM-advised mutual funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. See your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other MLAM-advised mutual funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged shares of a MLAM-advised mutual fund for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.


     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS


     A shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B and Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
"-- Contingent Deferred Sales Charges -- Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Conversion of Class B Shares to Class D Shares."


AUTOMATIC INVESTMENT PLANS


     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement plans) or more through the CMA(R) or CBA(R) Automated Investment Program.


FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (800) MER-FUND (637-3863).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, which provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies that broker-dealer to execute transactions for the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, and actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, other market indices or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value" below. Dividends and distributions may be automatically reinvested in shares of the Fund, at the net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined once daily 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing(SM) Service ("MLSPS") an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. During the fiscal year ended July 31, 1998, the Fund paid MLSPS $279 for such service.


     The per share net asset value of the Class A shares generally will be higher than the per share net asset value of the shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.


                                     TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation created additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the amounts of capital gain dividends in the different categories of capital gain referred to above. Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on April 15, 1982. It has an authorized capital of 300,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 50,000,000 shares, and Class B and Class D each consist of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in the Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Except as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:


                Financial Data Services, Inc.

                 P.O. Box 45289
                 Jacksonville, Florida 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Financial Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.


YEAR 2000 ISSUES



     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Investment Adviser does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

                                    APPENDIX


                  DESCRIPTION OF LONG-TERM OBLIGATION RATINGS



DESCRIPTION OF LONG-TERM DEBT RATINGS OF MOODY'S INVESTORS SERVICE, INC.:


Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.


DESCRIPTION OF LONG-TERM ISSUE CREDIT RATINGS OF STANDARD & POOR'S ("S&P"):



AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment is extremely strong.



AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment is very strong.



A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.



CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



CC     An obligation rated CC is currently highly vulnerable to nonpayment.



C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are continued.



       Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



CI The rating CI is reserved for income bonds on which no interest is being paid.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.



     Plus (+) or Minus(-): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.



L The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.



p The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



N.R.   Not rated.



     Obligations of issuers outside the United States and its territories are rated on the same basis as domestic long-term and short-term issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                               INVESTMENT ADVISER

                          Fund Asset Management, L.P.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR


                        Merrill Lynch Funds Distributor,


                                 a division of


                       Princeton Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN


                            The Chase Manhattan Bank

                           Global Securities Services
                            4 Chase MetroTech Center
                                   18th Floor
                            Brooklyn, New York 11245

                                 TRANSFER AGENT


                         Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                             Jacksonville, Florida

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS


                             Deloitte & Touche LLP

                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL


                                Brown & Wood LLP

                             One World Trade Center
                         New York, New York 10048-0557

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including the Phoenix Series Fund.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----
Fee Table........................................    2
Merrill Lynch Select Pricing(SM) System..........    3
Financial Highlights.............................    8
Special Considerations...........................   11
Financial and Market Risks.......................   11
Disposition of Portfolio Securities..............   11
Suitability......................................   11
Investment Objective and Policies................   12
Management of the Fund...........................   16
  Board of Directors.............................   16
  Management and Advisory Arrangements...........   17
  Code of Ethics.................................   18
  Transfer Agency Services.......................   19
Purchase of Shares...............................   19
  Initial Sales Charge Alternatives -- Class A
    and Class D Shares...........................   22
  Deferred Sales Charge Alternatives -- Class B
    and Class C Shares...........................   24
  Distribution Plans.............................   27
  Limitations on the Payment of Deferred Sales
    Charges......................................   29
Redemption of Shares.............................   29
  Redemption.....................................   29
  Repurchase.....................................   30
  Reinstatement Privilege -- Class A and Class D
    Shares.......................................   30
Shareholder Services.............................   31
  Investment Account.............................   31
  Exchange Privilege.............................   32
  Automatic Reinvestment of Dividends and Capital
    Gains Distributions..........................   33
  Systematic Withdrawal Plans....................   34
  Automatic Investment Plans.....................   34
  Fee-Based Programs.............................   34
Portfolio Transactions and Brokerage.............   35
Performance Data.................................   35
Additional Information...........................   37
  Dividends and Distributions....................   37
  Determination of Net Asset Value...............   37
  Taxes..........................................   38
  Organization of the Fund.......................   40
  Shareholder Reports............................   40
  Shareholder Inquiries..........................   41
  Year 2000 Issues...............................   41
  Appendix -- Description of Long-Term Obligation
    Ratings......................................   42



                                                                Code #10121-1198


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          PHOENIX FUND, INC.

          PROSPECTUS


          November 3, 1998


          Distributor:
          Merrill Lynch

          Funds Distributor


          This Prospectus should be
          retained for future reference.

                                                         [MERRILL LYNCH ARTWORK]

STATEMENT OF ADDITIONAL INFORMATION

                        MERRILL LYNCH PHOENIX FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------

     Merrill Lynch Phoenix Fund, Inc. (the "Fund") is a diversified open-end investment company seeking long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuer. The investment policy of the Fund is based upon the belief that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. There can be no assurance that the objective of the Fund will be realized.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 3, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                            ------------------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER


                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR


                            ------------------------


   The date of this Statement of Additional Information is November 3, 1998.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

     The types of securities in which the Fund invests require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Investment Adviser on behalf of the Fund. To the extent that Fund Asset Management, L.P. (the "Investment Adviser" or "FAM") becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer's affairs.


     Portfolio Turnover. Due to the fact that many of the securities in which the Fund invests are unlikely to show significant short-term appreciation, it is anticipated that the portfolio turnover rate ordinarily will be low as measured by traditional standards; however, there may be periods when the portfolio turnover rate will be relatively high. The Fund pays brokerage commissions in connection with purchases and sales of portfolio securities. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses and may result in increased short-term capital gains or losses. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The rates of portfolio turnover for the Fund for the fiscal years ended July 31, 1997 and 1998 were 81.46% and 81.20%, respectively.


     Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management. (The Fund may, however, from time to time have a controlling interest in a particular issuer, be part of a group holding a controlling interest, or serve on a creditor's committee or otherwise participate in bankruptcy or reorganization proceedings).

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.


          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

          d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.
                            ------------------------

     Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

     Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write covered options on underlying securities exceeding 15% of the value of its total assets.

     All options referred to herein and in the Fund's Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange or the NYSE. A call option gives the purchaser of an option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     Due to the relatively short time that exchanges have been dealing with options, options involve risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures, including restriction of certain types of orders.

     Investment in Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     Information about the Directors and executive officers and portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (66) -- President and Director(1)(2) -- Chairman of the Investment Adviser and MLAM (which terms as used herein include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.



     JOE GRILLS (63) -- Director(2) -- P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; Director, Duke Management Company since 1992 and elected Vice Chairman in May 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998.



     WALTER MINTZ (69) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.



     ROBERT S. SALOMON, JR. (62) -- Director(2) -- 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, The Common Fund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Monthly columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.



     MELVIN R. SEIDEN (68) -- Director(2) -- 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.



     STEPHEN B. SWENSRUD (65) -- Director(2) -- 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.



     TERRY K. GLENN (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     NORMAN R. HARVEY (65) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1982; Senior Vice President of Princeton Services since 1993.



     ROBERT J. MARTORELLI (41) -- Senior Vice President -- First Vice President of MLAM since 1997; Vice President of MLAM from 1987 to 1997; Fund Analyst with MLAM from 1985 to 1987 and Portfolio Manager since 1987; Senior Security Analyst for First Investors Management Co., Inc. from 1983 to 1985; Senior Analyst for the National Association of Insurance Commissioners from 1981 to 1983.



     DONALD C. BURKE (38) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.



     GERALD M. RICHARD (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Treasurer of PFD since 1984 and Vice President thereof since 1981; Senior Vice President and Treasurer of Princeton Services since 1993.



     ROBERT HARRIS (46) -- Secretary(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Attorney associated with MLAM since 1980; Secretary of PFD since 1982.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, officer or member of an advisory board of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.


     At September 30, 1998, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund and owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.



     Pursuant to the terms of the Fund's investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") an annual fee of $4,000, plus $1,000 for each board meeting attended and actual out-of-pocket expenses relating to attendance at such meetings. The Fund also pays members of its Audit Committee, which consists of all of the non-affiliated Directors, an additional $4,000 per year plus $750 per Audit Committee meeting attended. For the fiscal year ended July 31, 1998, fees and expenses paid to the non-affiliated Directors aggregated $74,917.



     The following table sets forth compensation earned by non-affiliated Directors from the Fund for the fiscal year ended July 31, 1998 and the aggregate compensation paid to non-affiliated Directors from all registered investment companies advised by the Investment Adviser and its affiliate, MLAM ("MLAM/ FAM-Advised Funds") for the calendar year ended December 31, 1997:



                                                                                        AGGREGATE
                                                                                       COMPENSATION
                                                                                      FROM FUND AND
                                                            PENSION OR RETIREMENT    MLAM/FAM-ADVISED
                                           COMPENSATION      BENEFITS ACCRUED AS      FUNDS PAID TO
                DIRECTOR                   FROM THE FUND    PART OF FUND EXPENSE       DIRECTORS(1)
                --------                   -------------    ---------------------    ----------------
Joe Grills...............................     $15,000               None                 $171,500
Walter Mintz.............................     $15,000               None                 $159,500
Robert S. Salomon, Jr....................     $15,000               None                 $159,500
Melvin R. Seiden.........................     $15,000               None                 $159,500
Stephen B. Swensrud......................     $15,000               None                 $175,500


---------------


(1) The Directors serve on the boards of MLAM/FAM-Advised Funds as follows: Joe Grills (22 registered investment companies consisting of 55 portfolios), Walter Mintz (20 registered investment companies consisting of 41 portfolios), Robert S. Salomon (20 registered investment companies consisting of 41 portfolios), Melvin R. Seiden (20 registered investment companies consisting of 41 portfolios), Stephen B. Swensrud (23 registered investment companies consisting of 56 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different objectives or other factors, a particular security may be brought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Under the terms of the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. This fee is higher than that of most mutual funds, but the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of securities in which the Fund invests. For the fiscal years ended July 31, 1996, 1997 and 1998, the total advisory fees paid by the Fund to the Investment Adviser were $7,444,413, $7,150,934 and $7,181,685, respectively.


     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. The Distributor pays the promotional expenses of the Fund incurred in connection with the continuous offering of shares by the Fund. See "Purchase of Shares -- Distribution Plans."


     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.


     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and the Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds".


     The Fund has entered into separate Distribution Agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A AND CLASS D SHARES


     The gross sales charge for the sale of Class A shares for the fiscal year ended July 31, 1998 was $25,889, of which the Distributor received $2,034 and Merrill Lynch received $23,855. The gross sales charge for the sale of Class A shares for the fiscal year ended July 31, 1997 was $29,102, of which the Distributor received $2,131 and Merrill Lynch received $26,971. The gross sales charge for the sale of Class A shares for the fiscal year ended July 31, 1996 was $66,954, of which the Distributor received $4,330 and Merrill Lynch received $62,624. The gross sales charge for the sale of Class D shares for the fiscal year ended July 31, 1998 was $28,559, of which the Distributor received $1,809 and Merrill Lynch received $26,750. The gross sales charge for the sale of Class D shares for the fiscal year ended July 31, 1997 was $66,255, of which the Distributor received $5,253 and Merrill Lynch received $61,002. The gross sales charge for the sale of Class D shares for the fiscal year ended July 31, 1996 was $128,390 of which the Distributor received $9,917 and Merrill Lynch received $118,473. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage."


     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


     Closed-End Fund Investment Option. Class A shares of the Fund and other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of the shares of the Fund and of other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.



     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or other Select Pricing Funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value per share plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 12 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class D shares of the Fund are being offered at net asset value per share plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by Merrill Lynch & Co., Inc.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS


     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.


DISTRIBUTION PLANS


     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to Merrill Lynch Funds Distributor ("the Distributor"), a division of Princeton Funds Distributor, Inc. with respect to such classes.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor

(referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of July 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period October 21, 1988 (commencement of operations) to July 31, 1998, with respect to Class B shares, and under the NASD maximum sales charge rule for the period October 21, 1994 (commencement of operations) to July 31, 1998, with respect to Class C shares.



                                                               DATA CALCULATED AS OF JULY 31, 1998
                                     ---------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
                                                                                                                   ANNUAL
                                                                                                                DISTRIBUTION
                                                            ALLOWABLE                 AMOUNTS                      FEE AT
                                     ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE   CURRENT NET
                                      GROSS       SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID        ASSET
                                     SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                     --------   ---------   ----------   -------   --------------   ---------   ------------
CLASS B
Under NASD Rule as Adopted.........  $551,053    $34,441     $11,394     $45,835      $20,318        $25,517       $2,148
Under Distributor's Voluntary
  Waiver...........................  $551,053    $34,441     $ 2,755     $37,196      $20,318        $16,878       $2,148
CLASS C
Under NASD Rule as Adopted.........  $ 21,556    $ 1,347     $   338     $1,685       $   377        $ 1,308       $   85


---------------

(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares-Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.



     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at any such time.


DEFERRED SALES CHARGE -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan on redemptions of Class B shares or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are:
(a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1996, 1997 and 1998 the Distributor received CDSCs of $582,976, $652,512 and $244,931, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. Similarly, for the fiscal years ended July 31, 1996, 1997 and 1998, the Distributor received CDSCs of $8,940, $5,533 and $2,715, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B Investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from

Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and placing the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. Transactions with respect to the securities of companies in weak financial condition or experiencing poor operating results in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of less troubled companies. The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. In addition, consistent with the Conduct Rules of the NASD, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as securities and economic research and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement with the Fund, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.


     For the fiscal year ended July 31, 1998, the Fund paid total brokerage commissions of $2,154,678 of which $16,710 or 0.78% was paid to Merrill Lynch for effecting 1.15% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1997, the Fund paid total brokerage commissions of $2,610,331 none of which was paid to Merrill Lynch. For the fiscal year ended July 31, 1996, the Fund paid total brokerage commissions of $3,405,082, of which $77,335, or 2.3%, was paid to Merrill Lynch for effecting 3.3% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.


     The Fund also may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter ("OTC") market are generally principal transactions with dealers and the cost of such transactions involve dealer spreads rather than brokerage commissions. With respect to OTC transactions, the Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment

Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. See "Investment Objective and Policies -- Current Investment Restrictions". However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis. The Fund may not purchase securities during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase securities from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of securities purchased by the Fund, the amount of securities which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue.


     The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, the brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board of Directors will reconsider this matter from time to time. The Investment Adviser has arranged for the Custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each day during which such Exchange is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.


     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.


     The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services summarized below that are designed to facilitate investment in its shares. A description of such services is set forth below. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. These statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS


     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through preauthorized checks or automated clearinghouse debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investor's bank account is required. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.



     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if the shareholder's account is maintained with the Transfer Agent, that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.


SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic

Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.



     With respect to redemption of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
"-- Contingent Deferred Sales Charges -- Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.


RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market mutual fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.



     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.



     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.



     Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.



     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any conversion period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.



     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the conversion period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the conversion period.



     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.



     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all of its net investment income, if any. Dividends from such investment income are paid semi-annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. See "Shareholder Services-Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation created additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the amounts of capital gain dividends in the different categories of capital gain referred to above. Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The Fund may invest in high yield bonds as described in the Prospectus. Some of these high yield bonds may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield bonds is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write covered call options, purchase put options and enter into forward foreign exchange contracts. Options contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options and forward foreign exchange contracts.



SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS


     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                          AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)

                                            CLASS A SHARES                CLASS B SHARES*                CLASS C SHARES**
                                     ----------------------------   ----------------------------   ----------------------------
                                      EXPRESSED      REDEEMABLE      EXPRESSED      REDEEMABLE      EXPRESSED      REDEEMABLE
                                         AS A        VALUE OF A         AS A        VALUE OF A         AS A        VALUE OF A
                                      PERCENTAGE    HYPOTHETICAL     PERCENTAGE    HYPOTHETICAL     PERCENTAGE    HYPOTHETICAL
                                      BASED ON A       $1,000        BASED ON A       $1,000        BASED ON A       $1,000
                                     HYPOTHETICAL    INVESTMENT     HYPOTHETICAL    INVESTMENT     HYPOTHETICAL    INVESTMENT
                                        $1,000       AT THE END        $1,000       AT THE END        $1,000       AT THE END
              PERIOD                  INVESTMENT    OF THE PERIOD    INVESTMENT    OF THE PERIOD    INVESTMENT    OF THE PERIOD
              ------                 ------------   -------------   ------------   -------------   ------------   -------------
One Year Ended July 31, 1998.......       5.16%       $1,051.60          6.33%       $1,063.30         9.02%        $1,090.20
Five Years Ended July 31, 1998.....      12.24%       $1,781.40         12.30%       $1,786.20
Ten Years Ended July 31, 1998......      12.95%       $3,379.50
Inception (October 21, 1988) to
  July 31, 1998....................                                     12.43%       $3,143.80
Inception (October 21, 1994) to
  July 31, 1998....................                                                                   13.70%        $1,623.90
1998...............................      10.98%       $1,109.80          9.84%       $1,098.40         9.90%        $1,099.00
1997...............................      29.78%       $1,297.80         28.48%       $1,284.80        28.39%        $1,283.90
1996...............................       4.78%       $1,047.80          3.67%       $1,036.70         3.69%        $1,036.90
1995...............................      13.91%       $1,139.10         12.83%       $1,128.30
1994...............................       9.36%       $1,093.60          8.21%       $1,082.10
1993...............................      28.96%       $1,289.60         27.66%       $1,276.60
1992...............................      14.54%       $1,145.40         13.35%       $1,133.50
1991...............................      10.35%       $1,103.50          9.14%       $1,091.40
1990...............................      (0.93)%      $  990.70         (1.86)%      $  981.40
1989...............................      17.48%       $1,174.80
1988...............................       4.64%       $1,046.40
1987...............................      30.34%       $1,303.40
1986...............................      25.45%       $1,254.50
1985...............................      29.44%       $1,294.40
1984...............................       2.88%       $1,028.80
Inception (November 1, 1982) to
  July 31, 1983....................      28.83%       $1,288.30
Inception (October 21, 1988) to
  July 31, 1989....................                                     13.56%       $1,135.60
Inception (October 21, 1994) to
  July 31, 1995....................                                                                   10.99%        $1,109.90
Inception (November 1, 1982) to
  July 31, 1998....................     891.94%       $9,919.40
Inception (October 21, 1988) to
  July 31, 1998....................                                    214.38%       $3,143.80
Inception (October 21, 1994) to
  July 31, 1998....................                                                                   62.39%        $1,623.90

                                           CLASS D SHARES**
                                     ----------------------------
                                      EXPRESSED      REDEEMABLE
                                         AS A        VALUE OF A
                                      PERCENTAGE    HYPOTHETICAL
                                      BASED ON A       $1,000
                                     HYPOTHETICAL    INVESTMENT
                                        $1,000       AT THE END
              PERIOD                  INVESTMENT    OF THE PERIOD
              ------                 ------------   -------------
One Year Ended July 31, 1998.......      4.89%        $1,048,90
Five Years Ended July 31, 1998.....
Ten Years Ended July 31, 1998......
Inception (October 21, 1988) to
  July 31, 1998....................
Inception (October 21, 1994) to
  July 31, 1998....................     12.97%        $1,585.00
1998...............................     10.70%        $1,107.00
1997...............................     29.44%        $1,294.40
1996...............................      4.50%        $1,045.00
1995...............................
1994...............................
1993...............................
1992...............................
1991...............................
1990...............................
1989...............................
1988...............................
1987...............................
1986...............................
1985...............................
1984...............................
Inception (November 1, 1982) to
  July 31, 1983....................
Inception (October 21, 1988) to
  July 31, 1989....................
Inception (October 21, 1994) to
  July 31, 1995....................     11.72%        $1,117.20
Inception (November 1, 1982) to
  July 31, 1998....................
Inception (October 21, 1988) to
  July 31, 1998....................
Inception (October 21, 1994) to
  July 31, 1998....................     58.50%        $1,585.00


---------------


 * Information as to Class B shares is presented only for the period October 21, 1988 to July 31, 1998. Prior to October 21, 1988, no Class B shares were publicly issued.


** Information as to Class C and Class D shares is presented only for the period
   October 21, 1994 to July 31, 1998. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.


     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of

Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on April 15, 1982. It has an authorized capital of 300,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 50,000,000 shares, and Class B and Class D each consist of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Also, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of July 31, 1998, is set forth below.



                                        CLASS A         CLASS B         CLASS C        CLASS D
                                        -------         -------         -------        -------
Net Assets..........................  $283,005,115    $286,396,286    $11,315,816    $89,690,910
                                      ============    ============    ===========    ===========
Number of Shares Outstanding........    20,985,805      22,154,170        882,195      6,668,556
                                      ============    ============    ===========    ===========
Net Asset Value Per Share (net
  assets divided by number of shares
  outstanding)......................  $      13.49    $      12.93    $     12.83    $     13.45
Sales Charge (Class A and Class D
  shares: 5.25% of offering price
  (5.54% of net asset value per
  share))*..........................           .75              **             **            .75
                                      ------------    ------------    -----------    -----------
Offering Price......................  $      14.24    $      12.93    $     12.83    $     14.20
                                      ============    ============    ===========    ===========


---------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN


     The Chase Manhattan Bank, Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.


TRANSFER AGENT


     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund-Transfer Agency Services" in the Prospectus.


LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on July 31 of each year. The Fund sends to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on October 1, 1998.



                              FINANCIAL STATEMENTS



     The Fund's audited financial statements are incorporated by reference in this Statement of Additional Information to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-456-4587 Ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Investment Objective and Policies.....      2
Management of the Fund................      6
  Directors and Officers..............      6
  Management and Advisory
     Arrangements.....................      8
Purchase of Shares....................      9
  Initial Sales Charge Alternative --
     Class A and Class D Shares.......     10
  Reduced Initial Sales Charges.......     11
  Employer-Sponsored Retirement or
     Savings Plans and Certain Other
     Arrangements.....................     14
  Distribution Plans..................     15
  Limitations on the Payment of
     Deferred Sales Charges...........     15
Redemption of Shares..................     16
  Deferred Sales Charge -- Class B and
     Class C Shares...................     17
Portfolio Transactions and
  Brokerage...........................     18
Determination of Net Asset Value......     19
Shareholder Services..................     20
  Investment Account..................     21
  Automatic Investment Plans..........     21
  Automatic Reinvestment of Dividends
     and Capital Gains
     Distributions....................     22
  Systematic Withdrawal Plans.........     22
  Retirement Plans....................     23
  Exchange Privilege..................     24
Dividends, Distributions and Taxes....     26
  Dividends and Distributions.........     26
  Taxes...............................     27
  Tax Treatment of Options, Futures
     and Forward Foreign Exchange
     Transactions.....................     28
  Special Rules for Certain Foreign
     Currency Transactions............     29
Performance Data......................     30
General Information...................     32
  Description of Shares...............     32
  Computation of Offering Price Per
     Share............................     33
  Independent Auditors................     33
  Custodian...........................     33
  Transfer Agent......................     33
  Legal Counsel.......................     33
  Reports to Shareholders.............     34
  Additional Information..............     34
Financial Statements..................     34


Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including the Phoenix Series Fund.


                                                               Code # 10242-1198


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          PHOENIX FUND, INC.

          STATEMENT OF
          ADDITIONAL
          INFORMATION


          November 3, 1998


          Distributor:
          Merrill Lynch

          Funds Distributor


                                                         [MERRILL LYNCH ARTWORK]

                           PART C.  OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS:

     Contained in Part A:


          Financial Highlights for each of the years in the ten-year period ended July 31, 1998*.



     Incorporated by reference in Part B:



          Schedule of Investments, as of July 31, 1998*.



          Statement of Assets and Liabilities as of July 31, 1998*.



          Statement of Operations for the year ended July 31, 1998*.



          Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1998*.



          Financial Highlights for each of the years in the five-year period ended July 31, 1998*.

---------------

* Included in the Registrant's Annual Report to shareholders filed with the Securities and Exchange Commission for the fiscal year ended July 31, 1998 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("the Investment Company Act").


(b) EXHIBITS:


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 1(a)    --  Articles of Incorporation of Registrant, dated April 13,
             1982.(a)
  (b)    --  Articles of Amendment to Articles of Incorporation of
             Registrant, dated October 3, 1988.(a)
  (c)    --  Articles of Amendment to Articles of Incorporation of
             Registrant, dated October 17, 1994.(a)
  (d)    --  Articles Supplementary, dated October 18, 1995, to Articles of Incorporation of Registrant.(f)
 2       --  By-Laws of Registrant.(a)
 3       --  None.
 4(a)    --  Portions of the Articles of Incorporation and By-Laws of
             Registrant defining the rights of holders of shares of
             common stock of Registrant.(b)
 5(a)    --  Investment Advisory Agreement between Registrant and Fund
             Asset Management, L.P.(a)
  (b)    --  Supplement to Investment Advisory Agreement between
             Registrant and Fund Asset Management, L.P.(d)
  (c)    --  Form of Sub-Advisory Agreement between Fund Asset
             Management, L.P. and Merrill Lynch Asset Management U.K.
             Limited.(h)
 6(a)    --  Form of Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of
             Selected Dealers Agreement).(d)
  (b)    --  Form of Class B Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of
             Selected Dealers Agreement).(a)
  (c)    --  Form of Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of
             Selected Dealers Agreement).(d)
  (d)    --  Form of Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of
             Selected Dealers Agreement).(d)
  (e)    --  Merrill Lynch Mutual Fund Adviser Agreement.(c)
 7       --  None.
 8       --  Form of Custody Agreement between Registrant and The Chase
             Manhattan Bank.(e)

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 9(a)    --  Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between Registrant and Merrill
             Lynch Financial Data Services, Inc. (now known as Financial
             Data Services, Inc.).(a)
  (b)    --  Agreement among Merrill Lynch, Pierce, Fenner & Smith
             Incorporated, Merrill Lynch Asset Management, Inc. and the
             Registrant relating to use by the Registrant of the Merrill
             Lynch name.(a)
10       --  None.
11       --  Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12       --  None.
13       --  None.
14       --  None.
15(a)    --  Class C Distribution Plan and Class C Distribution Plan
             Sub-Agreement of Registrant.(f)
  (b)    --  Class D Distribution Plan and Class D Distribution Plan
             Sub-Agreement of Registrant.(f)
  (c)    --  Amended and Restated Class B Distribution Plan of
             Registrant.(c)
16(a)    --  Schedule for computation of each performance quotation for
             Class A shares provided in the Registration Statement in
             response to Item 22.(a)
  (b)    --  Schedule for computation of each performance quotation for
             Class B shares provided in the Registration Statement in
             response to Item 22.(a)
  (c)    --  Schedule for computation of each performance quotation for
             Class C shares provided in the Registration Statement in
             response to Item 22.(f)
  (d)    --  Schedule for computation of each performance quotation for
             Class D shares provided in the Registration Statement in
             response to Item 22.(f)
17(a)    --  Financial Data Schedule for Class A Shares.
  (b)    --  Financial Data Schedule for Class B Shares.
  (c)    --  Financial Data Schedule for Class C Shares.
  (d)    --  Financial Data Schedule for Class D Shares.
18       --  Merrill Lynch Select PricingSM System Plan Pursuant to Rule
             18f-3.(g)


---------------
 (a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.
 (b) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII, and Article X of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII, Article XIV and Article XV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement.
 (c) Filed on EDGAR on November 24, 1993 as an Exhibit to Post-Effective Amendment No. 13 to the Registrant's Registration Statement under the Securities Act of 1933.
 (d) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed October 11, 1994.
 (e) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on October 14, 1994.
 (f) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on November 28, 1995.
 (g) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.
 (h) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed on November 27, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                    NUMBER OF
                                                                  RECORD HOLDERS
                       TITLE OF CLASS                         AT SEPTEMBER 30, 1998*
                       --------------                         ----------------------
Class A Common Stock, par value $0.10 per share.............          21,320
Class B Common Stock, par value $0.10 per share.............          22,248
Class C Common Stock, par value $0.10 per share.............           1,329
Class D Common Stock, par value $0.10 per share.............           9,138


---------------
* The number of holders shown in the table includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27.  INDEMNIFICATION.

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Fund Asset Management, L.P. ("FAM" or the "Manager") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc. and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.


     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc.,

Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.



     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665 and the address of Hotchkis & Wiley Funds is 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. The address of the Investment Adviser, MLAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 31, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.



                                      POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
              NAME                   INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
              ----                   ------------------       ----------------------------------
ML & Co.........................  Limited Partner             Financial Services Holding
                                                                Company; Limited Partner of MLAM
Princeton Services, Inc. .......  General Partner             General Partner of MLAM
Arthur Zeikel...................  Chairman                    Chairman of MLAM; President of FAM
                                                                and MLAM from 1977 to 1997;
                                                                Chairman and Director of
                                                                Princeton Services; President of
                                                                Princeton Services from 1993 to
                                                                1997; Executive Vice President
                                                                of ML & Co.

                                      POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
              NAME                   INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
              ----                   ------------------       ----------------------------------
Jeffrey M. Peek.................  President                   President of MLAM; President and
                                                                Director of Princeton Services;
                                                                Executive Vice President of ML &
                                                                Co.; Managing Director and
                                                                Co-Head of the Investment
                                                                Banking Division of Merrill
                                                                Lynch (in 1997); Senior Vice
                                                                President and Director of the
                                                                Global Securities and Economics
                                                                Division of Merrill Lynch (from
                                                                1995 to 1997).
Terry K. Glenn..................  Executive Vice President    Executive Vice President of MLAM;
                                                                Executive Vice President and
                                                                Director of Princeton Services;
                                                                President and Director of PFD;
                                                                Director of FDS; President of
                                                                Princeton Administrators.
Linda L. Federici...............  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Vincent R. Giordano.............  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Elizabeth A. Griffin............  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Norman R. Harvey................  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Michael J. Hennewinkel..........  Senior Vice President,      Senior Vice President, Secretary
                                    Secretary and General     and General Counsel of MLAM since
                                    Counsel since 1998;         1998; Senior Vice President of
                                    Senior Vice President       MLAM prior thereto; Senior Vice
                                    prior thereto               President of Princeton Services
Philip L. Kirstein..............  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Ronald M. Kloss.................  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Debra W. Landsman-Yaros.........  Senior Vice President       Senior Vice President of MLAM;
                                                                Vice President of PFD; Senior
                                                                Vice President of Princeton
                                                                Services
Stephen M. M. Miller............  Senior Vice President       Executive Vice President of
                                                                Princeton Administrators; Senior
                                                                Vice President of Princeton
                                                                Services
Joseph T. Monagle Jr............  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Brian A. Murdock................  Senior Vice President       Senior Vice President of MLAM;
                                    since 1998; Vice            Senior Vice President of
                                    President prior             Princeton Services; Director of
                                    thereto                     PFD

                                      POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
              NAME                   INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
              ----                   ------------------       ----------------------------------
Michael L. Quinn................  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services; Managing
                                                                Director and First Vice
                                                                President of Merrill Lynch from
                                                                1989 to 1995
Gerald M. Richard...............  Senior Vice President       Senior Vice President and
                                    and Treasurer             Treasurer of MLAM; Senior Vice
                                                                President and Treasurer of
                                                                Princeton Services; Vice
                                                                President and Treasurer of PFD
Gregory Upah....................  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services
Ronald L. Welburn...............  Senior Vice President       Senior Vice President of MLAM;
                                                                Senior Vice President of
                                                                Princeton Services



     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition,

Messrs. Zeikel, Albert, and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:


                                                                   OTHER SUBSTANTIAL BUSINESS,
             NAME                POSITION(S) WITH MLAM U.K.     PROFESSION, VOCATION OR EMPLOYMENT
             ----                --------------------------     ----------------------------------
Arthur Zeikel..................  Director and Chairman          Chairman of the FAM and MLAM;
                                                                  President of FAM and MLAM from
                                                                  1977 to 1997; Chairman and
                                                                  Director of Princeton Services,
                                                                  President of Princeton Services
                                                                  from 1993 to 1997; Executive
                                                                  Vice President of ML & Co.
Alan J. Albert.................  Senior Managing Director       Vice President of MLAM
Nicholas C. D. Hall............  Director                       Director of Merrill Lynch Europe
                                                                  PLC; General Counsel of Merrill
                                                                  Lynch International Private
                                                                  Banking Group
Gerald M. Richard..............  Senior Vice President          Senior Vice President and
                                                                  Treasurer of the FAM and MLAM;
                                                                  Senior Vice President and
                                                                  Treasurer of Princeton Services;
                                                                  Vice President and Treasurer of
                                                                  PFD
Carol Ann Langham..............  Company Secretary              None
Debra Anne Searle..............  Assistant Company Secretary    None


ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.



     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                           POSITION(S) AND OFFICES         POSITION(S) AND OFFICES
                NAME                              WITH MLFD                    WITH REGISTRANT
                ----                       -----------------------         -----------------------
Terry K. Glenn......................  President and Director               Executive Vice President
Brian A. Murdock....................  Director                             None
Thomas J. Verage....................  First Vice President and Director    None
Robert W. Crook.....................  Senior Vice President                None
Michael J. Brady....................  Vice President                       None
William M. Breen....................  Vice President                       None
Michael G. Clark....................  Vice President                       None
James T. Fatseas....................  Vice President                       None
Debra W. Landsman-Yaros.............  Vice President                       None
Michelle T. Lau.....................  Vice President                       None
Gerald M. Richard...................  Vice President and Treasurer         Treasurer
Salvatore Venezia...................  Vice President                       None
William Wasel.......................  Vice President                       None
Robert Harris.......................  Secretary                            None


     (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contracts.

ITEM 32.  UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.


     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 3rd day of November, 1998.


                                          MERRILL LYNCH PHOENIX FUND, INC.


                                          By:       /s/ ARTHUR ZEIKEL




                                            ------------------------------------
                                                 (Arthur Zeikel, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                   TITLE                         DATE
                ---------                                   -----                         ----

            /s/ ARTHUR ZEIKEL                 President and Director (Principal     November 3, 1998
------------------------------------------      Executive Officer)
             (Arthur Zeikel)

            GERALD M. RICHARD*                Treasurer (Principal Financial and
------------------------------------------      Accounting Officer)
           (Gerald M. Richard)

               JOE GRILLS*                    Director
------------------------------------------
               (Joe Grills)

              WALTER MINTZ*                   Director
------------------------------------------
              (Walter Mintz)

            MELVIN R. SEIDEN*                 Director
------------------------------------------
            (Melvin R. Seiden)

         ROBERT S. SALOMON, JR.*              Director
------------------------------------------
         (Robert S. Salomon, Jr.)

           STEPHEN B. SWENSRUD*               Director
------------------------------------------
          (Stephen B. Swensrud)

          *By:/s/ ARTHUR ZEIKEL                                                     November 3, 1998
   ------------------------------------
    (Arthur Zeikel, Attorney-in-Fact)

                                 EXHIBIT INDEX



EXHIBIT                                                                     PAGE
NUMBER                               DESCRIPTION                           NUMBER
-------                              -----------                           ------
11        --Consent of Deloitte & Touche LLP, independent auditors for
            Registrant..................................................
17(a)     --Financial Data Schedule for Class A Shares..................
  (b)     --Financial Data Schedule for Class B Shares..................
  (c)     --Financial Data Schedule for Class C Shares..................
  (d)     --Financial Data Schedule for Class D Shares..................